Filed under Rule 497(e)

Registration No. 33-52742

SunAmerica Series Trust

(the “Trust”)

Supplement dated June 28, 2024

to the Trust’s Statement of Additional Information (“SAI”)

dated May 1, 2024, as supplemented and amended to date

Effective July 1, 2024, under the section of the SAI entitled “GENERAL INFORMATION,” in the sub-section under the header “Proxy Voting Policies and Procedures” the paragraph entitled “Proxy Voting Records” is hereby deleted and replaced with the following:

Proxy Voting Records. The Proxy Voting Committee will be responsible for documenting its basis for (i) any determination to vote a particular proxy in a manner contrary to its generally stated Guidelines, (ii) any determination to vote a particular proxy in a non-uniform manner, and (iii) any other material determination made by the Proxy Voting Committee, as well as for ensuring the maintenance of records of each proxy vote, as required by applicable law. The independent proxy voting firm will maintain records of voting decisions for each vote cast on behalf of the Portfolios. The proxy voting record for the most recent twelve-month period ended June 30 is available on the SEC’s website at http://www.sec.gov or can be obtained, without charge, upon request, by calling (855) 421-2692 and on or through the following website: www.corebridgefinancial.com/getprospectus.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SASTSAI-SUP1.3 (6/24)